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                  WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
                      WARBURG PINCUS LONG-SHORT EQUITY FUND

     Supplement to the Prospectuses and Statement of Additional Information
                         (each dated September 11, 1998)

                         -------------------------------


The following information modifies the table in the Prospectuses under the section entitled "The Funds' Expenses." Capitalized terms used below, unless otherwise defined, have the same meaning assigned to them in the Prospectuses.

"Other Expenses" and "Total Fund Operating Expenses" do not include dividend and interest expenses incurred in connection with short sales (estimated at 1.50% and 1.35% for the first fiscal year of the Long-Short Neutral Fund and the Long-Short Equity Fund, respectively), which are included in and reduce the investment return of the Funds.

The Funds' investment adviser and, with respect to the Common Shares of the Funds, Counsellors Service have undertaken to limit Total Fund Operating Expenses of each of the Funds for the one-year period following the closing date of the reorganization of the relevant BEA Fund to the extent necessary for the net expense ratio of each Fund (exclusive of dividends and interest paid on securities sold short) to be no higher than that of the corresponding series of The RBB Fund, Inc. (exclusive of dividends and interest paid on securities sold short) for the thirty-day period ending on the closing date of the reorganization of such series, plus the Performance Adjustment applicable to the Long-Short Neutral Fund.

The expense examples for the Funds exclude dividend and interest expenses incurred in connection with short sales.

The following information supersedes certain information in the Prospectuses under the section entitled "Management of the Funds -- Investment Adviser" and in the Statement of Additional Information under the section entitled "Investment Advisory and Servicing Arrangements -- Advisory Agreements." Capitalized terms used below, unless otherwise defined, have the same meaning assigned to them in the Prospectuses.

In addition to the undertaking to limit expenses described under "The Funds' Expenses" in the Prospectuses, the Funds' investment adviser and, with respect to the Common Shares of the Funds, Counsellors Service have voluntarily undertaken to limit the operating expenses of each Fund until further notice to the extent required to limit the total annual operating expenses (which do not include nonrecurring account fees, extraordinary expenses and dividends and interest paid on securities sold short) of each class of shares to the percentage of a Fund's average daily net assets attributable to that class described under "The Funds' Expenses -- Total Fund Operating Expenses" in the Prospectuses, plus the Performance Adjustment applicable to the Long-Short Neutral Fund.



Dated:     October 21, 1998